                                  ATTACHMENT B

Reporting Owners                                  Relationships
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                                    Director   10% Owner   Officer   Other
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NORWEST EQUITY PARTNERS V LP                      X
c/o Norwest Equity Partners
3600 IDS Center, 80 S. 8th St.
Minneapolis, MN 55402
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Itasca Partners V, LLP                            X
c/o Norwest Equity Partners
3600 IDS Center 80 S. 8th St.
Minneapolis, MN 55402
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Haque, Promod                                     X
c/o Norwest Venture Partners
525 University Ave., Suite 800
Palo Alto, CA 94301
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Still, Jr., George                                X
c/o Norwest Venture Partners
525 University Ave., Suite 800
Palo Alto, CA 94301
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Lindahl, John E.                                  X
c/o Norwest Equity Partners
3600 IDS Center, 80 S. 8th St.
Minneapolis, MN 55402
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Whaley, John P.                                   X
c/o Norwest Equity Partners
3600 IDS Center, 80 S. 8th St.
Minneapolis, MN 55402
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                                    By: /s/ John P. Whaley
                                        ----------------------------------------
                                        John P. Whaley, individually, and as
                                        Managing Administrative Partner of
                                        Itasca Partners V, LLP, for itself and
                                        as General Partner of Norwest Equity
                                        Partners V, LP, a MN limited
                                        partnership, and as Attorney-in-fact [or
                                        Promod Haque, George J. Still, Jr. and
                                        John E. Lindah]

                                        Date: 01/07/05